The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

DOWNEY SAVINGS and LOAN- FICO < 660

Balances as of 8/01/04

Total Current Balance:	76,550,613
Total Original Balance:	76,575,244

Number Of Loans:	213

			Minimum	Maximum
Average Current Balance:	$359,392.55		$46,800.00	$1,575,000.00
Average Original Amount:	$359,508.19		$46,800.00	$1,575,000.00

Weighted Average Gross Coupon:	1.619%		1.250	4.638%
Weighted Average Gross Margin:	2.981%		2.550	3.700%
Weighted Average Max Int Rate:	9.983%		9.950	10.500%

Weighted Average Original Ltv:	73.09%		29.07	90.00%

Weighted Average Neg Amort Limit:	110		110	110
Weighted Average Period Pay Cap:	7.50		7.50	7.50

Weighted Average Fico Score:	642		620	659

Weighted Average Original Term:	382	months	360	480	months
Weighted Average Remaining Term:	380	months	358	479	months
Weighted Average Seasoning:	1	months	1	2	months

Weighted Average Next Rate Reset:	1	months	1	1	months
Weighted Average Rate Adj Freq:	1	months	1	1	months
Weighted Average Pymt Adj Freq:	12	months	12	12	months

Top State Concentrations ($):	92.37 % California, 2.26 % Arizona, 1.87 % New Jersey
Maximum Zip Code Concentration ($):	2.54% 92064 (Poway, CA)

First Pay Date:			Jul 01, 2004	Aug 01, 2004
Paid To Date:			Jul 01, 2004	Aug 01, 2004
Mature Date:			Jun 01, 2034	Jul 01, 2044

Table

Table
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
46,800 - 50,000	1	46,800.00	0.06
50,001 - 100,000	5	454,443.82	0.59
100,001 - 150,000	13	1,719,796.95	2.25
150,001 - 200,000	26	4,628,014.38	6.05
200,001 - 250,000	25	5,578,041.16	7.29
250,001 - 300,000	26	7,230,100.46	9.44
300,001 - 350,000	23	7,477,921.61	9.77
350,001 - 400,000	28	10,411,074.23	13.60
400,001 - 450,000	9	3,830,600.00	5.00
450,001 - 500,000	17	8,111,555.76	10.60
500,001 - 550,000	5	2,638,590.00	3.45
550,001 - 600,000	14	8,106,950.00	10.59
600,001 - 650,000	7	4,443,970.00	5.81
650,001 - 700,000	4	2,726,250.00	3.56
700,001 - 750,000	3	2,139,900.00	2.80
750,001 - 800,000	1	770,000.00	1.01
800,001 - 850,000	2	1,661,605.46	2.17
950,001 - 1,000,000	3	2,999,999.00	3.92
1,550,001 - 1,575,000	1	1,575,000.00	2.06
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	175	62,802,964.73	82.04
480	38	13,747,648.10	17.96
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
358 - 360	175	62,802,964.73	82.04
471 - 479	38	13,747,648.10	17.96
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CONFORMING:	Mortgage Loans	the Cutoff Date	the Cutoff Date
NC	104	52,831,627.01	69.02
CON	109	23,718,985.82	30.98
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	154	52,051,459.78	68.00
PUD	34	16,443,013.82	21.48
Condominium	25	8,056,139.23	10.52
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	198	73,395,012.83	95.88
Investor	13	2,611,600.00	3.41
Second Home	2	544,000.00	0.71
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	129	45,956,405.89	60.03
Rate/Term Refinance	49	15,305,278.94	19.99
Purchase	35	15,288,928.00	19.97
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	179	67,094,285.74	87.65
Alternative Documentation	16	4,144,215.92	5.41
Express Documentation	11	2,695,961.17	3.52
Full Documentation	7	2,616,150.00	3.42
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
ORIGINAL LTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
29.07 - 30.00	1	250,000.00	0.33
30.01 - 35.00	3	946,500.00	1.24
35.01 - 40.00	3	474,500.00	0.62
40.01 - 45.00	3	487,259.45	0.64
45.01 - 50.00	2	696,000.00	0.91
50.01 - 55.00	5	1,273,404.41	1.66
55.01 - 60.00	10	3,906,800.00	5.10
60.01 - 65.00	12	5,786,251.07	7.56
65.01 - 70.00	21	8,687,236.94	11.35
70.01 - 75.00	52	20,432,224.03	26.69
75.01 - 80.00	78	26,995,898.93	35.27
80.01 - 85.00	5	1,239,286.44	1.62
85.01 - 90.00	18	5,375,251.56	7.02
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Arizona	10	1,727,943.82	2.26
California	187	70,706,097.46	92.37
Colorado	2	690,000.00	0.90
Illinois	1	257,550.00	0.34
New Jersey	5	1,434,700.00	1.87
Oregon	2	273,492.19	0.36
Rhode Island	1	137,500.00	0.18
Virginia	1	253,000.00	0.33
Washington	4	1,070,329.36	1.40
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS COUPON:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.250 - 1.500	155	61,181,194.59	79.92
1.501 - 2.000	13	2,611,600.00	3.41
2.001 - 2.500	23	6,614,538.00	8.64
4.001 - 4.500	20	5,581,437.09	7.29
4.501 - 4.638	2	561,843.15	0.73
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.950 - 10.000	166	61,077,864.73	79.79
10.001 - 10.500	47	15,472,748.10	20.21
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.550 - 3.000	111	44,993,926.58	58.78
3.001 - 3.500	96	30,521,336.25	39.87
3.501 - 3.700	6	1,035,350.00	1.35
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.550 - 3.000	111	44,993,926.58	58.78
3.001 - 3.500	96	30,521,336.25	39.87
3.501 - 3.700	6	1,035,350.00	1.35
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
INDEX:	Mortgage Loans	the Cutoff Date	the Cutoff Date
MTA	213	76,550,612.83	100.00
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
620 - 620	4	1,943,250.00	2.54
621 - 640	89	33,526,507.63	43.80
641 - 659	120	41,080,855.20	53.66
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEG AMORT LIMIT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
110	213	76,550,612.83	100.00
Total	213	76,550,612.83	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PAY CAP:	Mortgage Loans	the Cutoff Date	the Cutoff Date
7.50	213	76,550,612.83	100.00
Total	213	76,550,612.83	100.00